SEC Registered Funding Vehicles Issuing Non-dilutive Preferred Securities [Text Block]	12 Months Ended
Mar. 31, 2017
Text Block [Abstract]
SEC Registered Funding Vehicles Issuing Non-dilutive Preferred Securities [Text Block]
35.	SEC REGISTERED FUNDING VEHICLES ISSUING NON-DILUTIVE PREFERRED SECURITIES

In February 2006, MUFG established MUFG Capital Finance 1 Limited, MUFG Capital Finance 2 Limited and MUFG Capital Finance 3 Limited, wholly-owned funding vehicles incorporated in the Cayman Islands, for the issuance of preferred securities to enhance the flexibility of its capital management.

On March 17, 2006, MUFG Capital Finance 1 Limited, MUFG Capital Finance 2 Limited and MUFG Capital Finance 3 Limited registered with the SEC and issued $2,300,000,000 in 6.346% non-cumulative preferred securities, €750,000,000 in 4.850% non-cumulative preferred securities and ¥120,000,000,000 in 2.680% non-cumulative preferred securities (collectively, the “Preferred Securities”), respectively. Total net proceeds before expenses were approximately $4.17 billion. All of the ordinary shares of MUFG Capital Finance 1 Limited, MUFG Capital Finance 2 Limited and MUFG Capital Finance 3 Limited are owned by MUFG. MUFG fully and unconditionally guarantees the payment of dividends and payments on liquidation or redemption of the obligations under the Preferred Securities. No other subsidiary of MUFG guarantees the Preferred Securities.

The Preferred Securities entitle holders to receive a non-cumulative preferential cash dividend starting on July 25, 2006 and on January 25 and July 25 of each year thereafter. These funding vehicles will not be obligated to pay dividends on the Preferred Securities upon the occurrence of certain events relating to the financial condition of MUFG. From July 25, 2016, dividends on the Preferred Securities have been re-calculated at a floating rate per annum.

The dollar-denominated and euro-denominated preferred securities are subject to redemption on any dividend payment date on or after July 25, 2016. All the Preferred Securities are subject to redemption in whole (but not in part) at any time upon the occurrence of specified events, in each case at the option of each of the funding vehicles and subject to necessary government approvals.

The Preferred Securities are non-dilutive and not convertible into MUFG’s common shares. The Preferred Securities were included as part of MUFG’s Tier 1 capital at March 31, 2016 under its capital adequacy requirements.

These funding vehicles are not consolidated as the MUFG Group’s subsidiaries. See Note 26 for discussion. The funds raised through such funding vehicles are primarily loaned to the MUFG Group and presented as Long-term debt in the accompanying consolidated balance sheet at March 31, 2016.

On July 25, 2011, MUFG redeemed a total of ¥120,000,000,000 of non-cumulative and non-dilutive perpetual preferred securities issued by MUFG Capital Finance 3 Limited.

On July 25, 2016, MUFG redeemed a total of $2,300,000,000 and €750,000,000 of non-cumulative and non-dilutive perpetual preferred securities issued by MUFG Capital Finance 1 Limited and MUFG Capital Finance 2 Limited, respectively.